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Exhibit 10.45

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.R.F §§ 200.80(B)4 AND 240.24B-2

EDB COY-15-RISC/I218-1
S03/1-1609901

31 October 2003

Ms B. Lynne Parshall, J.D.
Director
Isis Pharmaceuticals Singapore Pte Ltd
c/o Isis Pharmaceuticals, Inc.
2292 Faraday Avenue
Carlsbad, CA 92008-7208
United States of America

Dear Lynne

APPLICATION FOR INCENTIVES UNDER THE RESEARCH INCENTIVE SCHEME FOR COMPANIES (RISC)

1    This is with reference to your application of 03/08/2003 and subsequent revisions for incentives under the Research Incentive Scheme for Companies (RISC).

2    We are pleased to inform you that the Economic Development Board (hereinafter called "the EDB") has agreed to provide a grant not exceeding [***] in total to ISIS PHARMACEUTICALS SINGAPORE PTE LTD (hereinafter called "the Company") under the RISC for your project on the development of ISIS R&D and SARS Programs (hereinafter called the "Development Project"), as described in your application. This grant shall be subject to the following conditions:

          Project Implementation

  (a)
  The Company shall implement the Development Project as indicated in the Company's application dated 03/08/2003 and subsequent revisions. The terms of the "Proposed Isis Singapore Program—1 September 2003" Term Sheet are accepted for this Development Project.

  (b)
  The Development Project shall be carried out in 2 phases, where Phase One will be conducted in Isis Pharmaceuticals, Inc. facilities in the USA and Phase Two in the Company's facilities in Singapore.

  (c)
  The Company shall meet the project milestones, deliverables and headcount commitment for Phase One and Two as shown in Annex 1. For Phase Two only, the Company shall not be obligated to reimburse the EDB for any grants that the Company has received, provided that the Company has made good faith efforts to substantially meet the milestones and deliverables as outlined in Annex 1.

          Supported Period

  (d)
  The Company shall complete the Development Project within the qualifying period, which shall be from 1 April 2003 to 31 August 2007. Specifically, the qualifying period for Phase One at Isis Pharmaceuticals, Inc.'s USA facilities shall be from 1 April 2003 to [***], and for Phase Two at the Company's R&D unit in Singapore (hereinafter referred to as "the R&D unit") will commence not later than [***], and for a total period of 3 years until 31 August 2007. Only expenses incurred during this qualifying period will be supported except that, it is anticipated that some Phase Two expenses (e.g. salary of the lab manager, expenses, such as equipment, associated with setting up of the R&D unit) will be incurred and supported in the effort to establish the R&D unit prior to the actual commencement of the Singapore facility. It is agreed that amortization of the equipment shall commence after the equipment is installed in the R&D unit. Expenses incurred outside the qualifying period will not be supported except as described above. The qualifying period shall not be extended to include any phases of the Development Project that were not originally included in the Company's application dated 03/08/2003.

          Grant Support

  (e)
  The grant shall cover actual qualifying costs for manpower, R&D equipment & materials and selected miscellaneous costs incurred by the Company on the Development Project during the qualifying period. The qualifying items of expenditures are listed below, but shall be subject to a total maximum grant of [***]. Virement of the grant from one cost category to another shall be permitted so long as the amount of funds changed does not exceed [***] of the category from which the funds are removed or [***] of the category into which funds are transferred. Virement of the grant from one cost category (manpower, equipment & material or professional services) to another for amounts greater than those allowed shall be considered on a case-by-case basis and shall require the prior approval of the EDB, which shall not be unreasonably withheld. Virement due to job title changes and changes in equipment are acceptable. Virement will not result in increase in grant funding.

  (i)
  Phase One (carried out at Isis Pharmaceuticals, Inc.'s facilities in USA):

Cost Category	Cost Items	Approved Grant (S$)*
Manpower
	Salary (Foreign)	[***	]
Equipment & Material
	Material / consumables	[***	]
Professional services
	Subcontract (Foreign)	[***	]

Subtotal (Phase One)		[***	]

    (ii)
    Phase Two (carried out at the Company's R&D unit in Singapore)

Cost Category	Cost Items	Approved Grant (S$)*
Manpower
	Salary (Local)	[***	]
	Airfare	[***	]
	Cost of living allowance	[***	]
	Training	[***	]
Equipment & Material
	Equipment	[***	]
	Material / consumables	[***	]
Professional services
	Subcontract (Local)	[***	]
	Subcontract (Foreign)	[***	]

Subtotal (Phase Two)		[***	]

Total Approved Grant (Phase One + Phase Two)		[***	]

    * Please see Annex 2 for details on qualifying costs.

  (f)
  The qualifying cost for equipment (less its residual value, if any), is pro-rated based on the number of months equipment is used for the Development Project (this refers to the date of delivery to the end of qualifying period) over approved useful life of equipment (please see Annex 2). The useful life of equipment is as defined in the RISC grant application by the Company.

Qualifying Cost =	(Actual Expenses - Residual value)	×	No. of months equipment is used for the project Approved useful life of equipment
  (g)
  All equipment supported under this RISC grant shall be used exclusively for the Development Project. The Company shall not sell, dispose or otherwise transfer the R&D equipment to another party during the execution of the Development project without first obtaining the written approval of the EDB, which if so granted, shall be on such terms as the EDB deems fit. The Company shall at all times maintain proper records with respect to the assets acquired through the grant.

  (h)
  The Company shall not seek or receive funds from any other incentives offered by other agencies of the Government of Singapore for funding of this Development Project.

  (i)
  All grant monies received shall be used solely for the implementation of this Development project.

          Disbursements for Phase One

  (j)
  The 3 Phase One payments of [***] each are triggered by:

  (i)
  Completion of [***]

  (ii)
  Completion of [***]

  (iii)
  Completion of [***]

    Payments will be made within [***] working days after receipt of the complete claim documents by the EDB. If the claims have raised a question or concern, the EDB shall inform the Company in writing within such [***] working day period, specifying such question or concern. In such event, the [***] day working time limit shall cease to run and shall resume when the question or concern has been resolved.

          Disbursements for Phase Two

  (k)
  Disbursements may be made on a reimbursement basis upon application by the Company at quarterly intervals, subject to the fulfillment of paragraph 2(s) condition (1). Claims must be submitted using the prescribed Form 1a and 1b and shall be certified by the Company's Vice President of Finance and the Principal Investigator. The amount disbursed shall be based on the qualifying component of actual costs incurred.

    The grant will be disbursed as follows:

    (i)
    Disbursements of up to a cumulative total [***]% of the approved grant amount shall be made upon application by the Company.

    (ii)
    The remaining [***]% of the grant may be released upon application by the Company on completion of the Development Project.

  (l)
  For all claims (except for the final claim), the first [***]% of the amount claimed will be disbursed to the Company upon receipt of claim and the remaining [***]% will be disbursed upon the completion of checks, which in any event must be completed within [***]working days after receipt of the complete claim documents, and provided that the Company has been making regular quarterly claims so that any one claim is not unusually large which would require a protracted checking period to process. If the checks have raised a question or concern, the EDB shall inform the Company in writing within such [***] working day period, specifying such question or concern. In such event, the [***] day working time limit shall cease to run and shall resume when the question or concern has been resolved.

  (m)
  The final claim must be submitted within [***] months with complete documentation from the date of the offer letter / from the end of the development period (31 August 2007), failing which any claim will be disqualified.

          Submission of Auditor's Statements & Progress Reports

          Auditor's Statements

  (n)
  For total approved grant exceeding [***], all claims must be externally audited. This applies to the claims for Phase Two of the Development Project only. (The EDB has waived the requirement for external auditors' certifications of ISIS USA Phase One claims of [***].) The audited statement of accounts shall be submitted on an annual basis, as well as when the Development Project is completed or terminated. The wording of the audited statement should follow the prescribed format in Annex 6. The Company shall make available to its auditor this Letter of Offer and its accompanying annexes as well as the attached Terms of Reference for the External Auditor per Annex 7. The Company shall ensure that the external auditor forwards a copy of the audited accounts directly to the EDB upon completion of the audit. In the event that the external auditor cannot issue an unqualified report, the EDB shall have direct access to the external auditor to gather details with regard to the audit findings.

          Progress Reports/Final Report

  (o)
  The Company shall submit progress reports to the EDB after each milestone completion for Phase One, and at half-yearly intervals for Phase Two, in accordance with the prescribed format in Annex 8. The disbursement of any grant shall be subject to the Company achieving the project milestones as stated in Paragraph 2(j) above and Annex 1. The final report is to be submitted upon full completion of the project.

          Project Management & Co-ordination

  (p)
  The Company shall appoint a person (hereinafter called the "Principal Investigator") to lead the Development Project. The Principal Investigator shall be responsible for the proper management, co-ordination and progress of the Development Project, the management of grants disbursed and all other matters pertaining to the Development Project, including the preparation of claims, submission of audited statements and progress reports.

  (q)
  The Principal Investigator shall be deemed as an agent of the Company throughout the Development Project and the EDB shall at all times have access to the Principal Investigator with regards to all matters pertaining to the Development Project.

  (r)
  The Company shall inform the EDB in writing of any change in the Principal Investigator.

          Other Conditions

  (s)
  This RISC grant is also subjected to the following conditions:

  (1)
  Isis Pharmaceuticals, Inc. will set up the Company's R&D unit and commence implementation of Phase Two of the Development Project no later than [***] or within [***] days of lab space availability, whichever is later.

  (2)
  In the event of successful commercialization of the SARS drug candidate(s) by Isis Pharmaceuticals, Inc., the Company or through 3rd party licensing, EDB will recoup [***], either via a percentage of sales or royalties (not exceeding [***].

    (3)
    Both Isis Pharmaceuticals, Inc. and the EDB intend that Isis Pharmaceuticals, Inc. will establish the Company's R&D unit as per paragraph 2(s) condition (1) above. Both Isis Pharmaceuticals, Inc. and the EDB agree to certain remedies in the case that Isis Pharmaceuticals, Inc. fails to establish the Company's R&D unit either through its own decision or due to the failure of the EDB to provide the agreed-to fully fitted out laboratory space. These remedies are described as follows:

    i.
    If the EDB fails to make available the agreed-to fully fitted out laboratory space by [***], Isis Pharmaceuticals, Inc. or the Company will have no obligation to [***]. Even in this event, Isis Pharmaceuticals, Inc. remains committed to establish the Company's R&D unit as soon as practically possible.

    ii.
    If Isis Pharmaceuticals, Inc. decides on its own to not proceed with establishing the Company's R&D unit even if the EDB has met its obligation to make fully fitted out laboratory space available, Isis Pharmaceuticals, Inc. agrees to either repay [***] to the EDB or provide to the EDB up to [***] times the actual grant provided to Isis Pharmaceuticals, Inc. or the Company [***] via a percentage of sales or royalties (not exceeding [***]) in the event of successful commercialization of the SARS drug candidate(s). The selection of the repayment mechanism is at the choice of the EDB.

    (4)
    If Isis Pharmaceuticals, Inc. or the Company (as the case may be) decides to [***], on terms to be negotiated at that stage

    (5)
    If no additional partners participate in funding the SARS drug(s), the [***]

    (6)
    If additional partners are involved in funding, EDB or its Designee shall receive rights of negotiation and terms for Asia-Pacific (including Japan) that are comparable to the other partners.

    (7)
    Isis Pharmaceuticals, Inc. will recruit and initiate training of at least [***] Isis Singapore researcher to lead the Company's operation in Singapore no later than [***].

    (8)
    The manager/head of the Company will be employed by Isis Pharmaceuticals, Inc. and will devote [***] of his time for the Company's activities and spend approximately [***]% of his time in the USA

    (9)
    Isis Pharmaceuticals, Inc. will recruit and initiate training of at least [***] researchers for the Company during 2004

    (10)
    The Company will hire at least [***] full time employees (FTEs) in total (including [***] PhDs) no later than the end of 2005.

    (11)
    The Company will incur total cumulative research spending of at least [***]) (inclusive of EDB's grant support) by the [***] anniversary of the establishment of the Company's R&D unit.

    (12)
    The Company will undertake at least [***] disease programs besides SARS

    (13)
    The Company will screen, identify and develop at least [***] SARS drug candidate up to [***] by the [***]anniversary of the establishment of the R&D unit.

    (14)
    If Isis Pharmaceuticals, Inc. decides to spin-off or out-license drug candidate(s) arising from the Company, Isis Pharmaceuticals, Inc. will [***.]

  (t)
  Isis Pharmaceuticals, Inc. and the Company shall permit EDB officers to inspect the premises where the development work is carried out, all accounts on the development expenditures and all records on the progress of the Development Project.

  (u)
  The Company shall be required to provide, through responses to surveys or any other such studies carried out by the EDB, relevant information on the Development Project, as and when requested by the EDB subject to limitations of company confidential information and all legal requirements and limitations concerning disclosure of confidential information considered to be material by the corporation.

3    In the event the Project is aborted, the Company is to inform EDB in writing immediately.

4    The EDB reserves the right to recover from the Company the total amount of grant disbursed to the Company in Phase Two in any calendar quarter for any breach of condition under which the RISC grant was approved. Prior to the recovery of the grant, the EDB will meet with the Company to discuss the matter. The parties will attempt to reach a solution that is mutually acceptable. If the parties are unable to arrive at a mutually acceptable solution, the EDB shall have the final decision on the matter.

5    The Company shall keep the terms and conditions of this RISC grant confidential. Such information shall not be released to any external party, the public or the press unless prior written consent from the EDB is given. Notwithstanding the foregoing, the Company shall be allowed to disclose the RISC grant information to the US Government and regulatory bodies when it is mandated by law. Where disclosures have to be made available to the public or the company's shareholders, the extent of such disclosure shall not extend to actual financial support granted to the company. Nevertheless, where it is mandated by law that the actual financial support amounts be disclosed to the shareholders of the company, the company undertakes to reasonably ensure that the recipients of such information are aware of the confidential and sensitive nature of such information and to take the necessary precautions against information leakage.

6    The EDB reserves the right to change the terms and conditions of this offer from time to time as may be specified and deemed necessary by the EDB.

7    If you are prepared to accept this offer of a grant under the conditions stipulated above, please sign the acceptance letter attached and return it to EDB within 1 month from the date of this letter, failing which this offer shall be deemed to have lapsed.

8    If you have any queries, please contact Ms Tricia Huang at (65)-6832-6856. For queries on claims, please call the EDAS hotline at (65)-6832-6416. We wish you every success in this project.

Yours sincerely

/s/  BEH SWAN GIN

DR BEH SWAN GIN
DIRECTOR
BIOMEDICAL SCIENCES

Enc

Enclosures:

Acceptance Letter

Annex 1	Project Milestones and Deliverables
Annex 2	Details on Qualifying Costs
Annex 3	Submission of Claim Forms and Reports
Form 1 a—Fund Request
Form 1 b—Breakdown of Fund Request
Form 1 c—Interbank Giro Form
Annex 4	Explanatory Notes on Qualifying Costs Categories for Research Incentive Scheme for Companies
Annex 4A	Checklist of commonly made errors
Annex 5	Sample Fund Request
Annex 6	Format for External Auditor's Statement
Annex 7	Terms of Reference for External Auditors
Annex 8	Format for Project Progress and Final Report

EDB COY-15-RISC/I218-1
S03/1-1609901

Date :

Chairman
Economic Development Board
250 North Bridge Road
#24-00 Raffles City Tower
Singapore 179101

Attention: Dr Beh Swan Gin

ACCEPTANCE OF GRANT AWARD UNDER THE RESEARCH INCENTIVE SCHEME FOR COMPANIES

1
I refer to your letter of offer dated 31 October 2003.

2
I confirm that my company will be undertaking the development project as submitted to the Board dated 03/08/2003 and subsequent revisions and that we accept the award of your grant not exceeding [***] in aggregate, subject to the terms and conditions set out in the above mentioned letter of offer.

3
We understand the need for EDB to ensure good governance of public fund and hence will do our utmost diligence in ensuring that all claims for reimbursement of project expenditure are true and correct and all offer letter terms and conditions are complied with.

Signature	:
Stanley Crooke, Chairman of the Board, President and CEO
Signature	:
Lynne Parshall, Director, EVP & CFO
Company Stamp	:
ISIS Pharmaceuticals
Date	:

Annex 1

[***]

Annex 2

[***]

Annex 3

SUBMISSION OF CLAIM FORMS & REPORTS FOR RISC GRANTS

Claims
Quarterly	—	Form 1a—Fund Request Form 1b—Breakdown of Fund Request Form 1c—Interbank Giro Form*
Yearly	—	Statement from Coy's external auditor (ref. Sample statement in Annex 6)

* To be submitted together with the first fund request. However, this is not necessary if you have already submitted the application to EDB earlier and there is no change in the bank details.

Report Submission
Half-Yearly	—	Project Progress Report (ref. Annex 8)
End of Project	—	Project Final Report (ref. Annex 8)

Form 1a

[***]

Form 1b

[***]

Form 1c

APPLICATION FORM FOR INTERBANK GIRO
Please complete Part A and get your bank to complete Part B before returning the ORIGINAL copy to the following address

ECONOMIC DEVELOPMENT BOARD
250 North Bridge Road #18-00
Raffles City Tower
Singapore 179101
Attention:

PART A (TO BE COMPLETED BY VENDOR)

1.	Our bank details are as follows:

Account Name

Account Number

Bank Name and Branch

Bank Code and Branch Code

2.	We authorise ECONOMIC DEVELOPMENT BOARD to credit all monies due to us this bank account. Amounts so discharged would constitute valid discharge of obligations due to us. This authorisation shall continue to be in force until we have revoked it by notice in writing delivered to you.
3.	In the event of a change of bank account, we shall inform you in writing 30 days in advance before the change.
Signature of Authorised Personnel

Name and Designation

Company Stamp

Tel No and Fax No

Date

PART A (TO BE COMPLETED BY VENDOR'S BANK)
We certify that the bank details and the signatures affixed in PART A are correct and consistent with our records. Please initial against any amendments to the information contained in Part A.
Signature of Authorised Personnel

Name and Designation

Bank Stamp

Tel No and Fax No

Date

[***]

* Related parties will include all subsidiaries, associates and the parent company, as well as all parties defined by SAS 21 on Related Party Disclosures.

Annex 4

[***]

Annex 4A

[***]

Annex 5

[***]

Annex 6

Format for External Auditor's Statement

The Managing Director
Economic Development Board
250 North Bridge Road
#24-00 Raffles City Tower
Singapore 179101

We have performed the procedures as per the Terms of Reference on the Statement of Expenditure incurred by                         (name of company). This is in connection with the development of                         (project name or description and reference number) under the                        (name of grant/scheme) of the Economic Development Board ("EDB") for the qualifying period from                         (date) to            (date). Our engagement was undertaken in accordance with the Singapore Standard on Auditing applicable to agreed upon procedure engagements.

The procedures were performed solely to assist you in evaluating whether the amounts shown on the attached statement are in accordance with the documents and records kept by the Company and whether those amounts have been included in accordance with the terms and conditions specified by the EDB in their Offer Letter dated                        (and Supplemental Offer Letters dated            )*.

We report our findings below:

(a)
With respect to item 1 of the Terms of Reference, we found no exceptions for procedures (a) to (h), and ensured that such procedures cover at least 85% of the value claimed in the statement.

(b)
With respect to item 2 of the Terms of Reference, we found that related party claims are excluded from item categories that prohibit related party transactions.

(c)
With respect to item 3 of the Terms of Reference, we found no sale/lease/transfer/disposal of equipment that is funded by EDB during the execution of the project.

(d)
With respect to item 4 of the Terms of Reference, we found no going concern issues based on the latest audit report of the company

(Detail the exceptions if any)

Our report is solely for the purpose set forth in the second paragraph of this report and for your information, and is not to be used for any other purpose or to be distributed to any other parties. This report relates only to the accounts and items specified above and does not extend to any financial statements of            (name of company), taken as a whole.

(firm)

Certified Public Accountants
Singapore
(date)

Annex 7

Terms of Reference for External Auditors

1)
Verify that:

a)
Items and amount claimed are in accordance with Annex 2 (Details on Qualifying Costs) and the terms and conditions of the offer letter (and supplemental offer letters, if any).

b)
Items claimed are used for the sole purpose of the project as stated in the offer letter, unless otherwise stated.

b)
Items claimed by the company are accurately recorded in all the claim forms and schedules, and in accordance with the books and records maintained by the company.

c)
Description and authenticity of items claimed are valid based on review of appropriate source documents and other appropriate audit procedures.

d)
Claims agree to the appropriate source documents, e.g. invoices, personnel and payroll records, etc.

e)
Claims are made only upon disbursement of cash by the grant recipient, and do not include those that are purely accounting entries without cash outlays (e.g. accruals, depreciation).

f)
All items claimed are incurred and paid within the qualifying period as per the terms and conditions of the offer letter (and supplemental offer letters, if any).

Exception:

For final claims, items claimed may be paid after the qualifying period, but before date of audit report.

g)
Equipment claimed does exist through physical verification and are installed/operating during the period stipulated in the grant.

The procedures as listed above from (a) to (h) should cover at least 85% of the value claimed in the statement.

2)
Verify that related party claims are excluded from item categories that prohibit related party transactions

3)
Enquire and report on any sale/lease/transfer/disposal of the equipment, if applicable, that is funded by EDB during the execution of the project.

4)
The auditors shall highlight any going concern issues raised in the latest audit report of the company

5)
In the event that there are errors and deviations found, the auditors shall report accordingly and provide details.

Annex 8

FORMAT FOR PROGRESS/FINAL REPORT

        Please submit a report of 5-10 pages in length using the following format:

Progress/Final* Report for the period            to            .

Project No.:                        Project Title:

Principal Party:	Principal Investigator:
Secondary Party:
Project Commencement Date:	Project Completion Date:

* Please delete accordingly

SUMMARY OF PROJECT STATUS

1.1
Project Implementation Schedule

Please update the project implementation schedule—planned versus actual, and indicate in the remarks column, the reasons for any deviation.

	Implementation Schedule
												Remarks
Capabilities	1999				2000				2001
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Task A
• Job I
• Job II

{Actual Implementation}

Task B
• Job I
• Job II

{Actual Implementation}

Task C
• Job I
• Job II

{Actual Implementation}

original schedule as in Letter of Offer, Annex 1 — Project Deliverable & Milestones

actual schedule to-date

1.2
Highlight any significant findings, noteworthy developments, milestones achieved and capability developed in the course of the Project.

1.3
Comment on the reasons for any delay/deviation from planned project schedule.

The following are relevant only to reports for projects in progress:

1.4
Highlight with reasons any change in ownership, change in principal investigator or major change in business conditions that will have an impact on the Project.

1.5
Highlight any problems encountered that will impact on the future progress of the project.

1.6
Describe briefly your plan of action for the next six months, including remedial actions to overcome the problems encountered highlighted in 1.5 (if relevant).

R&D MANPOWER STATUS

		1999	2000	2001	Total
No. of new RSEs(1) hired (cumulative):	Committed(4)
Actual
No. of new non-RSEs(2) hired (cumulative):	Committed
Actual
No. of existing(3) RSEs (cumulative):	Committed
Actual
No. of existing non-RSEs hired (cumulative):	Committed
Actual
Name of Researchers:
1.
2.

(1) RSE	:	Researcher with Bachelor degree and above.
(2) Non-RSE	:	Researcher with diplomas qualification.
(3) Existing	:	Employed by the company before commencement of Project.
(4) Committed	:	Figures as originally stated in Letter of Offer, Annex I

CUMULATIVE R&D RESULTS

Please provide information where applicable. This information should be cumulative. For progress reports, information should be updatedduring every half-yearly report submission.

3.1
Capability Development

Year	Technologies/Capabilities Developed
1999
2000
2001
3.2
Patents and Intellectual Properties Arising from the Project

Patents/Intellectual Properties	Date and Place Filed/Granted/Generated	Status
1. {Title} & {Patent No.}
2. {Title} & {Patent No.}
3. {Title} & {Patent No.}
3.3
Commercialization of R&D Results

Year	New Products/Services Commercialized as a result of the R&D Project	Incremental Capital Investment(5) (S$)	Type of Activity(6)	No. of New Employment(7)
1999
2000
2001

(5)
Additional capital investments by the Singapore office as a result of the new activities.

(6)
Type of activity in the value chain for the new product and/or service resulting from the R&D Project. E.g. manufacturing, marketing & distribution, technical support, sales, etc.

(7)
No. of new jobs created as a result of the new activities.

3.4
Other Benefits to Company due to R&D Project

Benefits		1999	2000	2001	200...	200...
Revenue(8) attributed to the R&D Project (S$)	Committed(4)
Actual / Latest Forecast(9)
Market share (%)	Committed
Actual / Latest Forecast
Value-add per worker (S$)	Committed
Actual / Latest Forecast

(8)
Revenue from new activities generated by the R&D project and which is accrued to the Singapore office

(9)
To provide forecast wherever data are unavailable at point of reporting

Describe how the R&D capabilities have helped your company (as projected by company in the initial project application and replicated in the above table) to:

  •
  increase in market share (to provide a proper definition of the type of market that your company is competing in);

  •
  increase in revenue;

  •
  achieve competitive advantage;

  •
  improve the ranking amongst competitors;

  •
  achieve significant awards, certification, or worldwide recognition;

  •
  etc.

3.5
Other Spin-offs due to R&D Project

Highlight other spin-offs from the R&D Project, such as licensing of technologies developed, establishment of new joint ventures, companies, etc.

3.6
Potential Opportunities

Describe how this Project has created opportunities (as projected in the initial Project application) for your company:

  •
  in terms of new markets or expanded markets;

  •
  potential increase in revenue;

  •
  etc.

FUTURE PLANS (This section is only relevant for Final Reports)

Give a brief description of:

  •
  any new significant R&D capabilities that your company plans to develop in the near future.

  •
  any product/process that may be developed in the near future arising from such new R&D capabilities.

DECLARATION

  I declare that the information of the R&D Project as described in the above report is true and to the best of my knowledge.

Signature of Principal Investigator	Date

Signature of CEO	Date

Please retain all the relevant documents in this folder so as to facilitate you in filing and submitting the claims to EDB and for your future reference.

CHECK LIST FOR SUBMISSION OF DOCUMENTS TO EDB

Acceptance Letter

1.
Have you signed and returned the acceptance letter to EDB within 1 month from date of the offer letter?

Interim Claims and Reports

1.
Has the Interbank Giro form been completed and submitted together with your 1st claim?

2.
Have you submitted the auditor's statement, when due,?

3.
Have you submitted the project progress report, when due?

4.
Have you used the EDB address labels provided for mailing of the documents to EDB?

Final Claim and Report

1.
Is the final claim submitted within 6 months from the end of the qualifying period?

2.
Have you submitted the auditor's statement?

3.
Have you submitted the project final report?

4.
Have you used the EDB address labels provided for mailing of the documents to EDB?

(std / audit)

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  Exhibit 10.45